UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):            September 1, 2004

ALLIANCE CAPITAL MANAGEMENT HOLDING L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-09818	13-3434400
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

1345 Avenue of the Americas, New York, New York		10105
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		212-969-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1.                                          Registrant’s Business and Operations

Item 1.01.                                              Entry into a Material Definitive Agreement.

Alliance Capital Management Holding L.P. (“Alliance Holding”) is furnishing the Assurance of Discontinuance, dated September 1, 2004, by and between Alliance Capital Management L.P. (“Alliance Capital”) and the Attorney General of the State of New York (“NYAG”), relating to Alliance Capital’s settlement of investigations into trading practices in certain Alliance Capital-sponsored mutual funds (“NYAG Agreement”).  Alliance Capital reached terms with the U.S. Securities and Exchange Commission (“SEC”) and the NYAG regarding these practices on December 18, 2003.  The agreement with the SEC was reflected in an Order of the Commission (“SEC Order”), while the agreement with the NYAG was subject to completion of final, definitive documentation.  Alliance Capital's settlement terms with both the SEC and the NYAG were described in a News Release dated December 18, 2003, which Alliance Holding furnished under a Current Report on Form 8-K.  The NYAG Agreement, the material terms of which document and confirm the terms previously described, is the final, definitive documentation referenced in such Release.

Among the key provisions of the NYAG Agreement are the following:

•                  Under both the SEC Order and NYAG Agreement, Alliance Capital has established a $250 million fund to compensate fund shareholders for the adverse effects of market timing in some of its mutual funds. Of the $250 million fund, the agreements characterize $150 million as disgorgement and $100 million as a penalty.

•                  The NYAG Agreement includes a weighted average reduction in fees of 20% on Alliance Capital’s U.S. long-term open-end retail funds for a minimum of 5 years, which commenced January 1, 2004.

Under both the SEC Order and the NYAG Agreement, Alliance Capital’s Mutual Funds Boards have elected independent chairmen from among their independent directors, have independent directors that comprise at least 75% of each Board, and will add a senior officer and any needed staff to assist the Boards in their oversight of compliance, fiduciary issues and conflicts of interest.

The terms and conditions of the SEC Order and NYAG Agreement also include, among others:

•                  formation of a Code of Ethics Oversight Committee, composed of senior executives of Alliance Capital’s operating businesses, to oversee all matters relating to issues arising under the Alliance Capital Code of Ethics;

•                  establishment of an Internal Compliance Controls Committee, chaired by Alliance Capital’s Chief Compliance Officer, to review compliance issues throughout Alliance Capital, endeavor to develop solutions to those issues as they may arise from time to time, and oversee implementation of those solutions;

•                  establishment of a company ombudsman to whom Alliance Capital employees may convey concerns about Alliance Capital business matters that they believe involve matters of ethics or questionable practices;

•                  engagement of an Independent Compliance Consultant to conduct a comprehensive review of Alliance Capital’s supervisory, compliance, and other policies and procedures designed to prevent and detect conflicts of interest, breaches of fiduciary duty, breaches of the Alliance Capital Code of Ethics and federal securities law violations by Alliance Capital and its employees; and

•                  commencing in 2005, and at least once every other year thereafter, Alliance Capital shall undergo a compliance review by an independent third party.

Item 1.02.                                                Termination of a Material Definitive Agreement.

Not applicable.

Item 1.03.                                              Bankruptcy or Receivership.

Not applicable.

Section 2.                                          Financial Information

Item 2.01.                                              Completion of Acquisition or Disposition of Assets.

Not applicable.

Item 2.02.                                              Results of Operations and Financial Condition.

                                                                                                Not applicable.

Item 2.03.                                              Creation of a Direct Financial Obligation or

an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Not applicable.

Item 2.04.                                              Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

                                                                                                Not applicable.

Item 2.05.                                              Costs Associated with Exit or Disposal Activities.

                                                                                                Not applicable.

Item 2.06.                                              Material Impairments.

                                                                                                Not applicable.

Section 3.                                          Securities and Trading Markets

Item 3.01.                                              Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

                                                                                                Not applicable.

Item 3.02.                                              Unregistered Sales of Equity Securities.

                                                                                                Not applicable.

Item 3.03.                                              Material Modification to Rights of Security Holders.

                                                                                                Not applicable.

Section 4.                                          Matters Relating to Accountants and Financial Statements

Item 4.01.                                              Changes in Registrant’s Certifying Accountant.

                                                                                                Not applicable.

Item 4.02.                                              Non-Reliance on Previously Issued Financial Statements or

                                                                                                a Related Audit Report or Completed Interim Review.

                                                                                                Not applicable.

Section 5.                                          Corporate Governance and Management

Item 5.01.                                              Changes in Control of Registrant.

                                                                                                Not applicable.

Item 5.02.                                              Departure of Directors or Principal Officers;

Election of Directors; Appointment of Principal Officers.

Not applicable.

Item 5.03.                                              Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

                                                                                                Not applicable.

Item 5.04.                                              Temporary Suspension of Trading under Registrant’s Employee Benefit Plans.

                                                                                                Not applicable.

Item 5.05.                                              Amendments to Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

                                                                                                Not applicable.

Section 6.                                          [Reserved]

Section 7.                                          Regulation FD

Item 7.01.                                              Regulation FD Disclosure.

Alliance Holding is furnishing the NYAG Agreement.  The NYAG Agreement is attached hereto as Exhibit 99.17.

Section 8.                                          Other Events

Item 8.01.                                              Other Events.

                                                                                                Not applicable.

Section 9.                                          Financial Statements and Exhibits

Item 9.01.                                              Financial Statements and Exhibits.

(a)                                  Financial statements of businesses acquired.

None.

(b)                                 Pro forma financial information.

None.

(c)                                  Exhibits.

99.17                                 Alliance Holding is furnishing the NYAG Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIANCE CAPITAL MANAGEMENT HOLDING L.P.

Dated: September 1, 2004	By:	Alliance Capital Management Corporation, General Partner

	By:	/s/ Adam R. Spilka
Adam R. Spilka
Senior Vice President, Counsel and Secretary